Exhibit 99.1

12500 West Creek Parkway Richmond, VA 23238

NEWS RELEASE For Immediate Release December 15, 2017	Investor Contact: Michael Neese Vice President, Investor Relations 804.287.8126 michael.neese@pfgc.com	Media Contact: Joe Vagi Manager, Corporate Communications 804.839.4995 joe.vagi@pfgc.com

Performance Food Group Company Announces

Chief Financial Officer Transition

Tom Ondrof will transition to Strategic Growth Leader

Jim Hope will assume the Chief Financial Officer role, effective March 1, 2018

RICHMOND, Va. – Performance Food Group Company (“PFG”) (NYSE: PFGC) today announced the appointment of Jim Hope as Chief Financial Officer effective March 1, 2018. Mr. Hope will succeed Tom Ondrof, who will be transitioning from his position and will become the Strategic Growth Leader, working closely with PFG’s senior management on strategic growth initiatives. Mr. Ondrof and Mr. Hope will work closely together during the transition, which will begin immediately, and Mr. Ondrof will oversee the completion of the company’s reporting requirements for the second fiscal quarter in February before transitioning to his new role.

Mr. Hope, 57, is a 30-year veteran of the foodservice business and has held multiple leadership roles in finance, operations and sales and marketing. Since joining the company in 2014, Mr. Hope has led efforts to streamline PFG’s business operations, strengthen internal best practices, develop the new Specialty business, and guide the Company’s Procurement and Operations strategies. Before joining PFG, he spent 26 years in executive leadership roles at Sysco Corporation, including most recently as Executive Vice President of Business Transformation, after serving as Senior Vice President of Sales and Marketing. Before that, Mr. Hope progressed through several financial leadership positions of increasing responsibility, including overseeing Internal Audit and Chief Financial Officer of Sysco Corporation’s Kansas City operating company, prior to becoming President and CEO of that subsidiary.

Mr. Hope will lead PFG’s corporate finance department and oversee accounting, tax, treasury, investor relations and financial planning. He will also continue to oversee PFG’s procurement function and Specialty businesses. As a member of the executive leadership team, he will continue to report directly to George Holm, PFG’s President & CEO.

“Jim is a seasoned professional with nearly three decades of industry experience and a proven track record of leadership at PFG. His contributions will be integral to our continued success as we grow the business and execute on our long-term goals,” said George Holm. “We are also grateful to Tom for his valuable contributions to the finance function. He has been instrumental in establishing processes that will benefit the company for years to come. We are excited to have Tom in this new role to further our company’s growth initiatives.”

“This new position allows me more flexibility to better balance personal commitments, while continuing to help the management team drive growth,” said Mr. Ondrof. “I am excited about this new role which will allow me to utilize my experience in strategy and M&A and my knowledge of the industry to focus singularly on the company’s growth initiatives.”

“Tom has done a great job leading our finance function, and I am excited about the opportunity to succeed him as CFO,” said Mr. Hope. “I look forward to continuing to work closely with the company’s leadership team as we capitalize on our many exciting opportunities.”

For fiscal 2018, PFG reaffirms its Adjusted EBITDA growth to be in a range of 8% to 11%. The company continues to believe it will be at the higher end of the fiscal 2018 Adjusted EBITDA range, which reflects expected first-half growth in the mid-teens and expected second-half growth in the high single digits. PFG also reaffirms it expects fiscal 2018 Adjusted Diluted EPS to grow in a range of 13% to 18%.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements, including the statements in the “Outlook” section of this press release. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2017 filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2017, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation or deflation and other factors;

•	we do not have long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions;

•	our reliance on third-party suppliers;

•	labor relations and costs risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we may be unable to increase our sales in the highest margin portions of our business;

•	changes in pricing practices of our suppliers;

•	risks relating to any future acquisitions;

•	environmental, health, and safety costs;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products we distribute and other litigation;

•	negative media exposure and other events that damage our reputation;

•	anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	departure of key members of senior management;

•	risks relating to federal, state, and local tax rules;

•	the cost and adequacy of insurance coverage;

•	risks relating to our outstanding indebtedness; and

•	our ability to maintain an effective system of disclosure controls and internal control over financial reporting.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release that may affect the accuracy of any forward-looking statement, except as required by law.

About Performance Food Group Company

Through its family of leading foodservice distributors – Performance Foodservice, Vistar, and PFG Customized – Performance Food Group Company markets and distributes approximately 150,000 food and food-related products from 76 distribution centers to over 150,000 customer locations across the United States. PFG’s 14,000+ associates serve a diverse mix of customers, from independent and chain restaurants to schools, business and industry locations, hospitals, vending distributors, office coffee service distributors, big box retailers, and theaters. The company sources its products from more than 5,000 suppliers and serves as an important partner to its suppliers by providing them access to the company’s broad customer base. For more information, visit www.pfgc.com.

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